FORM 8-K

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

January 18, 2000

(Date of Report)

NATIONAL PROCESSING, INC.

(Exact name of registrant as specified in its charter)

Ohio	1-11905	61-1303983

(State or other jurisdiction of incorporation)	(Commission File Number)	IRS Employer Identification No.)

One Oxmoor Place, 101 Bullitt Lane, Suite 450, Louisville, Kentucky		40222

(Address of principal executive offices)		(Zip Code)

(502) 326-7000

(Registrant’s telephone number, including area code)

Item 5. Other Events

      On January 18, 2000, the Registrant issued a News Release reporting earnings for the fourth quarter and Fiscal Year 1999.

      Reference is made to the News Release, dated January 18, 2000, a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED: None

b) PRO FORMA FINANCIAL INFORMATION: None.

c) EXHIBITS:

99.1 News Release, dated January 18, 2000 incorporated HEREIN by reference.

Signatures

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 20, 2000	NATIONAL PROCESSING, INC.

By /s/ Carlton E. Langer
Name: Carlton E. Langer Title: Assistant Secretary